LEGG MASON CHARLES STREET TRUST, INC.

SUPPLEMENT DATED MARCH 26, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

EACH DATED MAY 1, 2011, AS SUPPLEMENTED, OF

LEGG MASON BATTERYMARCH U.S. SMALL-CAPITALIZATION EQUITY PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2011, as supplemented on July 8, 2011, August 19, 2011, February 24, 2012, March 16, 2012 and March 26, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2011, as supplemented on August 19, 2011, November 17, 2011 and March 26, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2010, are incorporated by reference into this Summary Prospectus.

The section titled “Management” of the fund’s Summary Prospectus and Prospectus is deleted and replaced with the following:

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Batterymarch Financial Management, Inc.

Portfolio manager: Stephen A. Lanzendorf, CFA is Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team and has been portfolio manager of the fund since 2006. Batterymarch’s Developed Markets Team is the team that manages the fund.

The sub-section labeled “Portfolio managers” under the section titled “More on management” in the fund’s Prospectus is deleted and replaced with the following:

Portfolio manager

Batterymarch’s Developed Markets Team manages this fund. At Batterymarch, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. The portfolio manager oversees the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and reviews trades before execution. Members of the investment team may change from time to time.

Stephen A. Lanzendorf, CFA, is Deputy Chief Investment Officer, Senior Portfolio Manager and Head of Batterymarch’s Developed Markets Team, and as such has leadership responsibility for the day-to-management of the fund. Mr. Lanzendorf is responsible for the strategic oversight of Batterymarch’s investment process. His focus is on portfolio structure, and he is primarily responsible for ensuring that the fund complies with its investment objective, guidelines and restrictions, and Batterymarch’s current internal investment strategies.

Mr. Lanzendorf joined Batterymarch in 2006 and has 26 years of investment experience. He was previously employed at Independence Investments LLC from 1994 to 2005 where he most recently served as director of Quantitative Strategies from 1999 to 2005. He has a B.S. and M.S. from the Massachusetts Institute of Technology.

The fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

This supplement should be retained with your Summary Prospectus and Prospectus for future reference.

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